Exhibit 31.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Prabhavathi Fernandes, Ph.D., certify that:

(1)	I have reviewed this annual report on Form 10-K/A of Cempra, Inc.;

(2)	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated: June 17, 2016

/s/ Prabhavathi Fernandes, Ph.D.
Prabhavathi Fernandes, Ph.D.
Chief Executive Officer (Principal Executive Officer)